Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	March 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 193.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 8.3%
Advanz Pharma Corp. 6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$866	$752
Arconic Rolled Products Corp. TBD% due 02/04/2027 «		4	4
Clay Holdco BV TBD% due 10/30/2026	EUR	1,000	852
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$610	462
DTEK Trading S.A. 5.989% (LIBOR03M + 5.000%) due 06/30/2023 ~		688	337
Dubai World (3.000% Cash and 1.750% PIK) 4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		918	856
Elanco Animal Health, Inc. TBD% due 02/04/2027		21	20
Emerald TopCo, Inc. 4.489% (LIBOR03M + 3.500%) due 07/24/2026 ~		5	5
EyeCare Partners LLC
TBD% due 02/18/2027 µ		2	2
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~		9	7
Financial & Risk U.S. Holdings, Inc. 4.239% (LIBOR03M + 3.250%) due 10/01/2025 ~		219	212
Forbes Energy Services LLC (6.909% Cash and 11.000% PIK) 17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)		85	68
Froneri International PLC
3.239% (LIBOR03M + 2.250%) due 01/29/2027 «~		24	23
6.739% (LIBOR03M + 5.750%) due 01/31/2028 «~		5	5
Ingersoll Rand Co. Ltd. 2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		8	8
Innophos, Inc. 4.755% (LIBOR03M + 3.750%) due 02/04/2027 «~		4	3
IRB Holding Corp. 3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 «~		148	116
Jefferies Finance LLC 4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~		4	3
McDermott International, Inc. 10.647% - 10.806% (LIBOR03M + 9.000%) due 10/21/2020 ~		226	208
McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^«(d)		128	119
TBD% due 05/09/2025 ^(d)		374	113
MH Sub LLC 4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	17
Nascar Holdings, Inc. 3.674% (LIBOR03M + 2.750%) due 10/19/2026 ~		12	11
NCI Building Systems, Inc. 4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		10	9
Ortho-Clinical Diagnostics S.A. 4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~		108	92
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(d)		206	206
PetSmart, Inc. 5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		15	15
PG&E Corp. TBD% - 4.950% (PRIME + 0.200%) due 04/16/2020 «~		100	89
PUG LLC 4.489% - 4.950% (LIBOR03M + 3.500%) due 01/29/2027 «~		6	5
Sierra Hamilton LLC 15.000% due 09/12/2023 «		5	5
Sotera Health Holdings LLC 5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		21	19
Summer (BC) Holdco B SARL
6.906% (LIBOR03M + 5.000%) due 12/04/2026 «~		424	350
6.917% (LIBOR03M + 5.000%) due 12/04/2026 «~		106	87
Sunshine Luxembourg SARL 5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~		42	38
U.S. Renal Care, Inc. 6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~		72	64
West Corp. 5.000% - 5.450% (LIBOR03M + 4.000%) due 10/10/2024 «~		9	7
Westmoreland Mining Holdings LLC 9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~		261	257
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(c)		897	649

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Total Loan Participations and Assignments (Cost $7,912)			6,095
CORPORATE BONDS & NOTES 29.8%
BANKING & FINANCE 11.4%
Ambac Assurance Corp. 5.100% due 06/07/2020		13	17
Ambac LSNI LLC 6.450% due 02/12/2023 •(l)		129	124
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	100	29
Brookfield Finance, Inc.
3.900% due 01/25/2028		$2	2
4.700% due 09/20/2047		10	9
CBL & Associates LP
4.600% due 10/15/2024 (l)		165	35
5.950% due 12/15/2026 (l)		1,020	196
Credit Agricole S.A. 7.875% due 01/23/2024 •(h)(i)(l)		200	194
Emerald Bay S.A. 0.000% due 10/08/2020 (g)	EUR	6	6
Equitable Holdings, Inc. 5.000% due 04/20/2048		$2	2
ESH Hospitality, Inc. 4.625% due 10/01/2027		10	8
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (l)		73	54
HSBC Bank PLC 6.330% due 05/23/2023		1,100	1,054
HSBC Holdings PLC 6.000% due 09/29/2023 •(h)(i)	EUR	200	207
Hunt Cos., Inc. 6.250% due 02/15/2026		$6	5
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		14	13
Ladder Capital Finance Holdings LLLP 4.250% due 02/01/2027		6	5
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (l)		1,400	1,329
Newmark Group, Inc. 6.125% due 11/15/2023		18	18
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		7	7
Pinnacol Assurance 8.625% due 06/25/2034 «(j)		1,100	1,242
Sabra Health Care LP 4.800% due 06/01/2024		29	29
Societe Generale S.A. 7.375% due 10/04/2023 •(h)(i)(l)		200	173
Toll Road Investors Partnership LP 0.000% due 02/15/2045 (g)		56	18
UniCredit SpA 7.830% due 12/04/2023		730	781
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	484	665
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (l)		$2,260	2,144
			8,366
INDUSTRIALS 14.7%
Albertsons Cos., Inc.
3.500% due 02/15/2023		4	4
4.625% due 01/15/2027		2	2
4.875% due 02/15/2030		2	2
Arconic Corp. 6.125% due 02/15/2028		4	4
Associated Materials LLC 9.000% due 01/01/2024 (l)		680	551
Avon International Capital PLC 6.500% due 08/15/2022		6	5
B.C. Unlimited Liability Co. 4.375% due 01/15/2028		7	7
Bombardier, Inc.
6.125% due 01/15/2023 (l)		170	121
7.500% due 12/01/2024 (l)		148	99
7.500% due 03/15/2025 (l)		127	89
7.875% due 04/15/2027 (l)		450	314
Camelot Finance S.A. 4.500% due 11/01/2026		2	2
CCO Holdings LLC
4.500% due 08/15/2030		26	26
4.750% due 03/01/2030		30	30

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Centene Corp. 4.750% due 01/15/2025	29	30
Charter Communications Operating LLC 4.800% due 03/01/2050	36	38
Citrix Systems, Inc. 3.300% due 03/01/2030	21	20
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024 (l)	454	393
Connect Finco SARL 6.750% due 10/01/2026	10	8
Corning, Inc. 5.450% due 11/15/2079	12	12
Corp. GEO S.A.B. de C.V. 9.250% due 06/30/2020 ^«(d)	470	0
DAE Funding LLC 5.750% due 11/15/2023 (l)	100	93
Dealer Tire LLC 8.000% due 02/01/2028	4	3
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (l)	1,170	1,042
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (l)	400	363
Energy Transfer Operating LP
2.900% due 05/15/2025	4	3
3.750% due 05/15/2030	13	10
5.000% due 05/15/2050	13	10
Envision Healthcare Corp. 8.750% due 10/15/2026	382	96
Exela Intermediate LLC 10.000% due 07/15/2023	23	6
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)	284	237
6.875% due 03/01/2026 (l)	312	252
Flex Ltd. 4.875% due 06/15/2029	3	3
Fresh Market, Inc. 9.750% due 05/01/2023 (l)	1,200	570
Front Range BidCo, Inc.
4.000% due 03/01/2027	52	50
6.125% due 03/01/2028	17	16
Full House Resorts, Inc.
8.575% due 01/31/2024	100	96
9.738% due 02/02/2024	8	8
General Electric Co.
5.875% due 01/14/2038	2	2
6.150% due 08/07/2037	2	2
6.875% due 01/10/2039	32	40
Griffon Corp. 5.750% due 03/01/2028	4	4
HCA, Inc.
3.500% due 09/01/2030	22	20
7.500% due 11/15/2095	300	303
iHeartCommunications, Inc. 6.375% due 05/01/2026	207	197
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (c)	71	50
Innophos Holdings, Inc. 9.375% due 02/15/2028	21	21
Intelsat Connect Finance S.A. 9.500% due 02/15/2023	35	13
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (l)	300	186
8.500% due 10/15/2024 (l)	964	613
9.750% due 07/15/2025 (l)	507	320
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)	965	490
8.125% due 06/01/2023	54	11
Kinder Morgan, Inc. 7.750% due 01/15/2032 (l)	300	347
Lamar Media Corp. 3.750% due 02/15/2028	6	6
Laredo Petroleum, Inc.
9.500% due 01/15/2025	5	2
10.125% due 01/15/2028	11	4
LifePoint Health, Inc. 4.375% due 02/15/2027	4	4
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025	134	29
Mattel, Inc. 5.875% due 12/15/2027	5	5
Micron Technology, Inc. 5.327% due 02/06/2029 (l)	28	31
MSCI, Inc. 3.625% due 09/01/2030	5	5
NCL Corp. Ltd. 3.625% due 12/15/2024	14	9

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Netflix, Inc.
3.875% due 11/15/2029 (l)	EUR	116	126
5.375% due 11/15/2029		$10	11
Noble Holding International Ltd. 7.875% due 02/01/2026		52	13
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/30/2020 (g)(h)		322	4
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		76	72
7.250% due 02/01/2028 (l)		90	78
Pacific Drilling SA 8.375% due 10/01/2023		60	17
Pan American Energy LLC 30.362% (BADLARPP) due 11/20/2020 «~	ARS	4,980	56
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$19	19
Petroleos Mexicanos
5.350% due 02/12/2028		114	80
5.950% due 01/28/2031 (l)		628	435
6.490% due 01/23/2027		10	7
6.500% due 03/13/2027		232	174
6.500% due 01/23/2029 (l)		590	431
6.750% due 09/21/2047		10	7
6.840% due 01/23/2030 (l)		383	279
6.950% due 01/28/2060		50	34
7.690% due 01/23/2050		20	14
PetSmart, Inc. 5.875% due 06/01/2025		19	19
Platin 1426 GmbH 6.875% due 06/15/2023 (l)	EUR	100	93
Prime Security Services Borrower LLC 6.250% due 01/15/2028		$10	9
QVC, Inc. 5.950% due 03/15/2043 (l)		128	87
Radiology Partners, Inc. 9.250% due 02/01/2028		8	7
Range Resources Corp. 9.250% due 02/01/2026		4	2
Sands China Ltd. 5.400% due 08/08/2028 (l)		162	153
Sealed Air Corp. 4.000% due 12/01/2027		2	2
Sensata Technologies, Inc. 4.375% due 02/15/2030		4	4
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 (d) ^		479	498
Staples, Inc. 7.500% due 04/15/2026		2	2
Station Casinos LLC 4.500% due 02/15/2028		2	2
TEGNA, Inc. 4.625% due 03/15/2028		30	27
Teva Pharmaceutical Finance Netherlands BV 2.200% due 07/21/2021 (l)		106	102
Topaz Solar Farms LLC 4.875% due 09/30/2039 (l)		179	185
TransDigm, Inc. 5.500% due 11/15/2027		16	14
Transocean Guardian Ltd. 5.875% due 01/15/2024		7	5
Transocean Pontus Ltd. 6.125% due 08/01/2025 (l)		23	19
Transocean, Inc.
7.250% due 11/01/2025		36	18
7.500% due 01/15/2026		6	3
8.000% due 02/01/2027		13	6
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		4	3
Triumph Group, Inc.
5.250% due 06/01/2022		4	3
6.250% due 09/15/2024		11	10
U.S. Renal Care, Inc. 10.625% due 07/15/2027		12	10
United Rentals North America, Inc. 4.000% due 07/15/2030		4	4
Valaris PLC
5.750% due 10/01/2044		22	2
7.750% due 02/01/2026		2	0
Vale Overseas Ltd.
6.250% due 08/10/2026 (l)		25	27
6.875% due 11/21/2036		38	43
6.875% due 11/10/2039		6	7
ViaSat, Inc.
5.625% due 09/15/2025		18	17
5.625% due 04/15/2027		3	3

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		8	4
3.100% due 02/01/2025		4	2
4.050% due 02/01/2030		4	2
5.250% due 02/01/2050		4	2
Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	10
4.625% due 03/01/2030		4	3
5.750% due 04/01/2027		133	112
YPF S.A.
33.161% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	1,430	16
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~		1,240	14
			10,737
UTILITIES 3.7%
CenturyLink, Inc. 4.000% due 02/15/2027		$12	12
Edison International 5.750% due 06/15/2027		8	8
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^(l)		105	89
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)(l)		447	147
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(l)		1,090	878
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		666	83
Petrobras Global Finance BV
5.093% due 01/15/2030		137	126
6.850% due 06/05/2115		36	34
Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		976	962
9.250% due 07/06/2024		307	302
Southern California Edison Co.
3.650% due 02/01/2050		4	4
5.750% due 04/01/2035		2	3
6.650% due 04/01/2029		12	14
Southern California Gas Co. 2.550% due 02/01/2030		7	7
Sprint Corp. 7.250% due 02/01/2028		55	56
Talen Energy Supply LLC 6.625% due 01/15/2028		4	3
Transocean Poseidon Ltd. 6.875% due 02/01/2027		20	16
			2,744
Total Corporate Bonds & Notes (Cost $26,998)			21,847
CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp. 3.375% due 08/15/2026 (l)		600	489
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024		4	1
Total Convertible Bonds & Notes (Cost $603)			490
MUNICIPAL BONDS & NOTES 2.7%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		12	14
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		5	5
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		15	15
			45
WEST VIRGINIA 2.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		8,800	380

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

7.467% due 06/01/2047	1,590	1,542
		1,922
Total Municipal Bonds & Notes (Cost $2,160)		1,967
U.S. GOVERNMENT AGENCIES 57.6%
Fannie Mae
4.497% due 07/25/2029 •	169	156
5.053% due 11/25/2049 •(a)	230	46
5.103% due 03/25/2037 •(a)	249	45
5.203% due 11/25/2039 •(a)	221	40
5.353% due 01/25/2038 •(a)	328	58
5.433% due 03/25/2037 •(a)	283	59
5.453% due 12/25/2037 •(a)	325	46
5.463% due 06/25/2037 •(a)	115	15
5.503% due 04/25/2037 •(a)	722	155
5.653% due 11/25/2035 •(a)	83	11
5.853% due 11/25/2036 •(a)	1,405	295
6.253% due 02/25/2037 •(a)	233	55
6.697% due 07/25/2029 •	220	143
7.000% due 12/25/2023	46	49
7.500% due 06/01/2032	24	25
7.800% due 06/25/2026 ~	2	2
9.156% due 12/25/2042 ~	49	58
12.875% due 08/25/2022 •	40	45
Freddie Mac
0.000% due 02/25/2046 (b)(g)(l)	1,307	1,186
0.100% due 02/25/2046 (a)	15,638	9
0.700% due 11/25/2055 ~(a)	5,721	440
0.716% due 10/25/2020 ~(a)	8,375	6
5.735% due 03/15/2037 •(a)	494	99
5.865% due 09/15/2036 •(a)	300	57
5.875% due 09/15/2036 •(a)	633	134
6.097% due 10/25/2029 •	250	131
7.000% due 08/15/2023	2	2
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 07/01/2049 (l)	4,179	4,430
Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2050	30,500	32,260
4.500% due 05/01/2050	2,000	2,152
Total U.S. Government Agencies (Cost $41,585)		42,209
NON-AGENCY MORTGAGE-BACKED SECURITIES 31.8%
Banc of America Alternative Loan Trust 14.857% due 09/25/2035 ^•(l)	1,023	1,272
Banc of America Funding Trust
3.150% due 12/20/2034 ~	287	180
3.927% due 03/20/2036 ~	450	376
5.846% due 01/25/2037 ^~	161	163
Banc of America Mortgage Trust 6.000% due 07/25/2046 ^	1	1
Bear Stearns Adjustable Rate Mortgage Trust 4.183% due 07/25/2036 ^~	177	155
Bear Stearns ALT-A Trust
3.109% due 04/25/2035 ~	99	80
3.858% due 11/25/2035 ^~	111	93
3.958% due 09/25/2035 ^~	100	74
Bear Stearns Commercial Mortgage Securities Trust
5.384% due 02/11/2041 ~	193	193
5.745% due 04/12/2038 ~	40	40
Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	255	212
3.726% due 01/26/2036 ^~	504	407
BRAD Resecuritization Trust
2.193% due 03/12/2021 «	1,032	15
6.550% due 03/12/2021 «	247	247
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 ^þ	266	196
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~	14	14
CD Mortgage Trust 5.688% due 10/15/2048	1,110	643
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.247% due 08/25/2035 •	68	62
1.627% due 10/25/2034 •	5	5
Citigroup Commercial Mortgage Trust 5.557% due 12/10/2049 ~	908	558
Citigroup Mortgage Loan Trust
3.791% due 03/25/2037 ^~	262	196
4.130% due 11/25/2035 ~(l)	1,542	1,051
Commercial Mortgage Loan Trust 5.983% due 12/10/2049 ~(l)	1,505	966
Commercial Mortgage Trust 5.895% due 07/10/2046 ~(l)	760	752

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Countrywide Alternative Loan Trust
1.187% due 12/25/2046 ^•	98	59
1.297% due 05/25/2036 ^•(l)	1,485	431
1.607% due 10/25/2035 •	600	436
3.357% due 10/25/2035 ^~	111	95
3.832% due 02/25/2037 ^~	128	110
5.500% due 08/25/2034	323	333
5.500% due 02/25/2036 ^	18	15
6.203% due 07/25/2036 •(a)	1,013	336
6.250% due 09/25/2034	51	52
6.500% due 08/25/2036 ^	1,179	630
17.197% due 07/25/2035 •(l)	721	906
Countrywide Home Loan Mortgage Pass-Through Trust
1.187% due 03/25/2036 •	150	126
1.727% due 02/25/2035 •	80	65
3.010% due 03/25/2037 ^~	274	216
3.467% due 10/20/2035 ~	180	151
3.560% due 10/20/2035 ^~	101	87
3.785% due 08/25/2034 ~	76	71
3.806% due 10/20/2035 ^~	105	93
5.500% due 08/25/2035 ^	23	18
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~(l)	323	158
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	195	168
DBUBS Mortgage Trust 4.652% due 11/10/2046	700	624
First Horizon Alternative Mortgage Securities Trust 3.760% due 11/25/2036 ^~(l)	271	207
First Horizon Mortgage Pass-Through Trust 3.990% due 01/25/2037 ^~	352	274
GE Commercial Mortgage Corp. Trust 5.606% due 12/10/2049 ~	201	172
GS Mortgage Securities Trust 5.622% due 11/10/2039	128	98
GSR Mortgage Loan Trust
3.976% due 04/25/2035 ~	176	154
4.285% due 05/25/2035 ~	38	32
5.500% due 06/25/2036 ^	4	13
HarborView Mortgage Loan Trust
1.350% due 04/19/2034 •	15	12
3.141% due 11/19/2034 ~	97	76
4.216% due 02/25/2036 ^~	19	10
4.305% due 08/19/2036 ^~	9	8
HSI Asset Loan Obligation Trust 4.007% due 01/25/2037 ^~	223	174
IndyMac Mortgage Loan Trust
1.217% due 06/25/2037 ^•	858	721
1.507% due 03/25/2035 •	17	16
3.252% due 06/25/2037 ^~	441	402
JPMorgan Chase Commercial Mortgage Securities Trust 5.411% due 05/15/2047	393	456
JPMorgan Mortgage Trust
3.635% due 04/25/2037 ^~	462	352
5.500% due 01/25/2036 ^	41	28
5.500% due 06/25/2037 ^	9	8
MASTR Adjustable Rate Mortgages Trust
3.755% due 10/25/2034 ~	129	105
3.892% due 11/25/2035 ^~(l)	494	356
Merrill Lynch Alternative Note Asset Trust 1.017% due 01/25/2037 •(l)	761	303
Motel Trust 7.631% due 08/15/2024 •	1,049	829
Opteum Mortgage Acceptance Corp. Trust 1.217% due 07/25/2036 •	227	112
Prime Mortgage Trust 5.603% due 11/25/2036 •(a)	1,286	67
Provident Funding Mortgage Loan Trust 4.601% due 10/25/2035 ~	23	22
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~(l)	1,623	1,404
Residential Accredit Loans, Inc. Trust
4.206% due 12/26/2034 ^~	141	112
4.682% due 01/25/2036 ^~(l)	611	520
6.000% due 09/25/2035 ^(l)	349	200
6.000% due 08/25/2036 ^	201	178
Residential Asset Mortgage Products Trust 7.500% due 12/25/2031	49	48
Structured Adjustable Rate Mortgage Loan Trust
3.366% due 05/25/2035 ^•(l)	1,279	935
3.712% due 09/25/2036 ^~	251	182
3.826% due 09/25/2035 ~	60	44
3.864% due 04/25/2036 ^~	281	199
3.868% due 01/25/2036 ^~	293	194
Structured Asset Mortgage Investments Trust
1.177% due 02/25/2036 •	346	288

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

1.227% due 02/25/2036 ^•		248	209
SunTrust Adjustable Rate Mortgage Loan Trust 4.521% due 01/25/2037 ^~		71	61
WaMu Mortgage Pass-Through Certificates Trust
3.740% due 12/25/2036 ^~(l)		304	263
3.983% due 07/25/2037 ^~		84	67
Wells Fargo-RBS Commercial Mortgage Trust 0.253% due 12/15/2046 ~(a)		30,000	296
Total Non-Agency Mortgage-Backed Securities (Cost $21,772)			23,338
ASSET-BACKED SECURITIES 19.9%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	118
Apidos CLO 0.000% due 07/22/2026 ~		$500	15
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,000	790
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(l)		$571	328
20.383% due 03/25/2036 ^•(l)		1,634	1,845
Belle Haven ABS CDO Ltd. 2.150% due 07/05/2046 •		34,966	42
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	485
California Republic Auto Receivables Trust 0.000% due 04/15/2025 (g) «		1,400	1,113
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	663
0.000% due 10/15/2031 ~		600	323
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	475
0.000% due 01/25/2032 ~		300	198
Carrington Mortgage Loan Trust 1.097% due 08/25/2036 •		$75	66
Citigroup Mortgage Loan Trust 1.107% due 01/25/2037 •		168	75
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		388	195
Countrywide Asset-Backed Certificates 2.047% due 09/25/2034 •		64	58
EMC Mortgage Loan Trust 1.887% due 05/25/2039 •		3	2
Flagship Credit Auto Trust 0.000% due 05/15/2025 (g) «		1	99
Lehman XS Trust 4.635% due 05/25/2037 ^þ		83	79
Marlette Funding Trust
0.000% due 12/15/2028 (g) «		2	332
0.000% due 04/16/2029 (g) «		2	383
0.000% due 07/16/2029 (g) «		2	535
Morgan Stanley ABS Capital, Inc. Trust 1.007% due 05/25/2037 •		78	65
Residential Asset Mortgage Products Trust 5.572% due 06/25/2032 ~		50	47
SMB Private Education Loan Trust
0.000% due 09/18/2046 (g) «		1	635
0.000% due 10/15/2048 (g) «		2	1,042
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 (g) «		10	312
0.000% due 11/25/2026 (g) «		20	810
Soundview Home Loan Trust 1.007% due 11/25/2036 •		179	63
South Coast Funding Ltd.
2.160% due 01/06/2041 •		416	100
2.160% due 01/06/2041 •(l)		11,730	2,775
Structured Asset Securities Corp. Mortgage Loan Trust 1.247% due 06/25/2035 •		175	167
Symphony CLO Ltd. 6.438% due 07/14/2026 •		400	289
Washington Mutual Asset-Backed Certificates Trust 1.007% due 10/25/2036 •		98	43
Total Asset-Backed Securities (Cost $23,047)			14,567
SOVEREIGN ISSUES 4.4%
Argentina Government International Bond
3.380% due 12/31/2038 þ(l)	EUR	760	227
7.820% due 12/31/2033 (l)		1,267	471
7.820% due 12/31/2033		80	29
15.500% due 10/17/2026	ARS	8,480	35
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		13,123	100
38.039% (ARLLMONP) due 06/21/2020 ~		43,094	313
42.781% (BADLARPP) due 10/04/2022 ~		132	2
Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		20,206	167

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		15,930	148
Provincia de Buenos Aires
33.929% due 05/31/2022 •		100	1
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		79,631	467
Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	33	39
3.650% due 02/24/2024 þ		33	40
3.650% due 02/24/2025 þ		33	41
3.650% due 02/24/2026 þ		33	42
3.650% due 02/24/2027 þ		33	42
3.650% due 02/24/2028 þ		33	43
3.650% due 02/24/2029 þ		33	43
3.650% due 02/24/2030 þ		33	44
3.650% due 02/24/2031 þ		33	44
3.650% due 02/24/2032 þ		33	45
3.650% due 02/24/2033 þ		33	46
3.650% due 02/24/2034 þ		33	46
3.650% due 02/24/2035 þ		33	46
3.650% due 02/24/2036 þ		33	47
3.650% due 02/24/2037 þ		33	48
3.650% due 02/24/2038 þ		33	48
3.650% due 02/24/2039 þ		33	48
3.650% due 02/24/2040 þ		33	48
3.650% due 02/24/2041 þ		33	49
3.650% due 02/24/2042 þ		33	51
South Africa Government International Bond 5.750% due 09/30/2049 (l)		$200	146
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	233	207
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$50	5
8.250% due 10/13/2024 ^(d)		4	0
9.250% due 09/15/2027 ^(d)		62	6
Total Sovereign Issues (Cost $7,626)			3,224
		SHARES
COMMON STOCKS 1.1%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (e)		97,913	63
iHeartMedia, Inc. «(e)		73	0
iHeartMedia, Inc. 'A' (e)		5,415	40
			103
CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (e)		76,053	514
ENERGY 0.0%
Dommo Energia S.A. (e)(j)		34,958	4
Dommo Energia S.A. «(e)		173,223	16
Dommo Energia S.A. SP - ADR (e)		547	1
Forbes Energy Services Ltd. (e)(j)		5,475	1
			22
INDUSTRIALS 0.2%
Sierra Hamilton Holder LLC «(j)(e)		100,456	1
Westmoreland Mining Holdings LLC «(j)(e)		13,224	112
			113
UTILITIES 0.1%
Eneva S.A. (e)(j)		7,786	52
Total Common Stocks (Cost $2,271)			804
WARRANTS 0.4%
COMMUNICATION SERVICES 0.4%
iHeartMedia, Inc. - Exp. 05/01/2039		35,276	258
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		121,000	20

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Total Warrants (Cost $780)			278
PREFERRED SECURITIES 3.0%
BANKING & FINANCE 1.3%
AGFC Capital Trust 3.581% (US0003M + 1.750%) due 01/15/2067 ~(l)		1,000,000	404
OCP CLO Ltd. 0.000% due 04/26/2028 (g)		1,400	536
			940
INDUSTRIALS 1.7%
General Electric Co. 5.000% due 01/21/2021 •(h)		28,000	23
Sequa Corp. (12.000% PIK) 12.000% «(c)		2,892	1,267
			1,290
Total Preferred Securities (Cost $3,919)			2,230
SHORT-TERM INSTRUMENTS 33.8%
REPURCHASE AGREEMENTS (k) 14.9%			10,947
		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.2%
32.393% due 08/28/2020 ~	ARS	2,248	21
35.641% due 06/22/2020 ~		5,760	66
36.751% due 04/03/2020 ~		980	11
47.102% due 04/28/2020 - 08/27/2020 (f)(g)		7,617	73
			171
U.S. TREASURY BILLS 18.7%
0.389% due 04/07/2020 - 06/18/2020 (f)(g)(n)(p)		$13,751	13,749
Total Short-Term Instruments (Cost $24,994)			24,867
Total Investments in Securities (Cost $163,667)			141,916
Total Investments 193.5% (Cost $163,667)			$141,916
Financial Derivative Instruments (m)(o) (13.2)%(Cost or Premiums, net $(946))			(9,692)
Other Assets and Liabilities, net (80.3)%			(58,900)
Net Assets 100.0%			$73,324

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$9	$4	0.01%
Eneva S.A.	12/21/2017-12/03/2019	36	52	0.07
Forbes Energy Services Ltd.	03/11/2014-12/03/2014	241	1	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,242	1.70
Sierra Hamilton Holder LLC	07/31/2017	26	1	0.00
Westmoreland Mining Holdings LLC	12/08/2014-08/05/2016	370	112	0.15
$1,782	$1,412	1.93%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$647	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(664)	$647	$647
RDR	0.000	03/31/2020	04/01/2020	10,300	U.S. Treasury Notes 1.625% due 05/15/2026	(10,546)	10,300	10,300
Total Repurchase Agreements	$(11,210)	$10,947	$10,947
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.960%	03/12/2020	04/15/2020	$(1,675)	$(1,676)
BPS	(0.100)	01/23/2020	04/23/2020	EUR	(766)	(845)
BRC	1.850	03/23/2020	03/20/2022	$(377)	(377)
2.150	03/03/2020	04/02/2020	(181)	(181)
2.530	02/28/2020	05/28/2020	(834)	(836)
2.763	01/03/2020	04/01/2020	(747)	(752)
3.443	04/01/2020	05/01/2020	(528)	(528)
4.750	03/19/2020	TBD(2)	(105)	(105)
CIW	1.600	03/24/2020	04/28/2020	(330)	(330)
CSG	1.400	03/10/2020	04/09/2020	(381)	(381)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

2.000	02/28/2020	04/03/2020	(423)	(424)
2.500	04/03/2020	TBD(2)	(285)	(285)
FOB	2.250	03/20/2020	03/19/2022	(739)	(740)
GLM	2.363	03/02/2020	06/02/2020	(3,683)	(3,690)
2.413	03/02/2020	06/02/2020	(2,039)	(2,043)
JML	(0.250)	01/16/2020	04/16/2020	EUR	(87)	(96)
(0.250)	01/17/2020	04/17/2020	(104)	(114)
1.550	03/05/2020	TBD(2)	$(1,648)	(1,650)
MBC	2.650	01/29/2020	04/29/2020	(720)	(723)
NOM	2.150	02/28/2020	04/03/2020	(589)	(590)
2.350	03/03/2020	04/07/2020	(550)	(551)
RTA	2.159	02/07/2020	05/07/2020	(453)	(455)
4.174	03/23/2020	04/22/2020	(1,229)	(1,230)
4.197	03/25/2020	04/24/2020	(613)	(614)
SAL	2.055	03/12/2020	04/14/2020	(2,192)	(2,195)
SOG	1.500	03/05/2020	TBD(2)	(834)	(835)
1.500	03/17/2020	TBD(2)	(129)	(129)
1.900	03/03/2020	04/06/2020	(437)	(438)
UBS	1.200	03/16/2020	04/15/2020	(178)	(178)
1.300	03/16/2020	04/15/2020	(2,740)	(2,742)
1.350	03/16/2020	04/15/2020	(210)	(210)
1.400	03/16/2020	04/15/2020	(112)	(112)
1.450	03/11/2020	04/09/2020	(829)	(830)
1.600	03/09/2020	04/08/2020	(215)	(215)
1.600	03/11/2020	04/09/2020	(58)	(58)
2.000	02/25/2020	04/24/2020	(491)	(492)
2.050	02/11/2020	04/16/2020	(2,168)	(2,174)
2.100	02/25/2020	04/24/2020	(622)	(623)
2.150	02/11/2020	04/16/2020	(510)	(512)
2.250	01/28/2020	04/28/2020	(555)	(557)
2.250	02/25/2020	04/24/2020	(109)	(109)
2.300	02/14/2020	04/16/2020	(460)	(461)
Total Reverse Repurchase Agreements	$(32,086)
(l)	Securities with an aggregate market value of $34,539 and cash of $2,762 have been pledged as collateral under the terms of master agreements as of March 31, 2020.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(50,476) at a weighted average interest rate of 2.303%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 April 2020 Futures	$2,300.000	04/17/2020	54	$	14	$1,890	$515
Total Purchased Options	$1,890	$515
WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 April 2020 Futures	$2,420.000	04/17/2020	54	$	14	$(2,295)	$(2,842)
Total Written Options	$(2,295)	$(2,842)
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index June Futures	06/2020	285	$36,618	$(900)	$0	$(591)
Total Futures Contracts	$(900)	$0	$(591)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	1289.750%		$1,910	$(77)	$(1,319)	$(1,396)	$0	$(40)
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$(10)	$359	$0	$(4)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(216)	(501)	30	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		$4,400	(72)	(433)	(505)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(52)	(59)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(469)	(547)	22	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		2,200	(2)	(277)	(279)	12	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	3,222	3,205	0	(178)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	2,521	2,556	0	(25)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	36	18	1	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	79	(53)	4	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		9,400	39	(3,370)	(3,331)	132	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(39)	9	0	(5)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(66)	105	0	(13)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	1,100	24	(85)	(61)	0	(4)
							$75	$841	$916	$204	$(230)
Total Swap Agreements							$(2)	$(478)	$(480)	$204	$(270)
(n)	Securities with an aggregate market value of $1,554 and cash of $3,964 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability
BOA		04/2020		GBP	3,479		$4,486		$165		$0
		04/2020		TRY	21		3		0		0
BPS		04/2020		AUD	236		154		9		0
		04/2020		CAD	169		125		5		0
		04/2020		GBP	561		699		19		(16)
		04/2020		TRY	674		106		5		0
		04/2020			$2,791		EUR	2,501	5		(38)
		04/2020			1,214		GBP	982	14		(9)
		06/2020		IDR	7,287,552		$471		27		0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

06/2020	$89	IDR	1,260,487	0	(12)
BRC	04/2020	1,240	GBP	1,014	20	0
05/2020	GBP	1,014	$1,241	0	(20)
05/2020	JPY	25,700	249	9	0
05/2020	$187	JPY	20,500	4	0
06/2020	INR	37,955	$502	4	0
CBK	04/2020	BRL	4,430	888	35	0
04/2020	CAD	75	55	2	0
04/2020	EUR	5,646	6,220	22	(29)
04/2020	GBP	162	189	0	(13)
04/2020	PEN	708	212	6	0
04/2020	$146	AUD	223	0	(9)
04/2020	993	BRL	4,430	0	(141)
04/2020	729	EUR	674	15	0
04/2020	2,981	GBP	2,326	6	(98)
04/2020	242	PEN	862	9	0
05/2020	JPY	74,300	$685	0	(7)
05/2020	$461	JPY	50,700	12	0
05/2020	157	PEN	557	4	0
06/2020	12	MXN	229	0	(2)
DUB	04/2020	BRL	448	$86	0	0
04/2020	PEN	348	99	0	(2)
04/2020	$87	BRL	448	0	(1)
05/2020	BRL	448	$87	1	0
FBF	06/2020	$439	IDR	6,085,946	0	(69)
GLM	04/2020	TRY	673	$106	5	0
04/2020	$209	EUR	193	4	0
04/2020	168	PEN	597	6	0
04/2020	1,171	RUB	74,942	0	(219)
06/2020	96	CLP	76,810	0	(6)
06/2020	225	MXN	4,314	0	(45)
HUS	04/2020	GBP	120	$141	0	(8)
04/2020	MXN	30,610	1,229	0	(58)
04/2020	$49	EUR	45	1	0
JPM	04/2020	EUR	391	$437	5	0
04/2020	$274	PEN	974	9	0
04/2020	240	TRY	1,484	0	(16)
06/2020	259	MXN	4,949	0	(53)
MYI	04/2020	54	TRY	334	0	(4)
RBC	04/2020	82	CAD	113	0	(1)
RYL	04/2020	TRY	223	$34	0	0
05/2020	$1,089	MXN	21,362	0	(193)
SCX	04/2020	RUB	74,706	$954	5	0
05/2020	EUR	2,624	2,883	0	(15)
06/2020	$535	INR	38,648	0	(28)
SSB	05/2020	109	GBP	88	0	0
Total Forward Foreign Currency Contracts	$433	$(1,112)
PURCHASED OPTIONS:
OPTIONS ON SECURITIES
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	$72.500	04/08/2020	$13,000	$0	$0
Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	69.500	05/06/2020	17,500	1	0
Total Purchased Options	$1	$0
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)
Swap Agreements, at Value (4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$122	$0	$22	$22	$0
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,742	$(346)	$233	$0	$(113)
ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,002	(194)	64	0	(130)
$(540)	$297	$0	$(243)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

INTEREST RATE SWAPS
										Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index		Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pay	3-Month USD-LIBOR		3.850%	Semi-Annual	07/13/2022	$75,000	$0	$842	$842	$0
TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	Receive	NDDUEAFE Index	411	1.213% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/13/2020	$2,348	$0	$(316)	$0	$(316)
MYI	Receive	NDDUEAFE Index	4,333	1.493% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	24,988	0	(3,820)	0	(3,820)
UAG	Receive	NDDUEAFE Index	2,846	1.543% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	16,413	0	(2,514)	0	(2,514)
								$0	$(6,650)	$0	$(6,650)
Total Swap Agreements								$(540)	$(5,489)	$864	$(6,893)
(p)

Securities with an aggregate market value of $8,010 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)								Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments						$0	$4,380	$1,715		$6,095
Corporate Bonds & Notes
Banking & Finance						0	7,124	1,242		8,366
Industrials						0	10,665	72		10,737
Utilities						0	2,744	0		2,744
Convertible Bonds & Notes
Industrials						0	489	0		489
Utilities						0	1	0		1
Municipal Bonds & Notes
Illinois						0	45	0		45
West Virginia						0	1,922	0		1,922
U.S. Government Agencies						0	42,209	0		42,209
Non-Agency Mortgage-Backed Securities						0	23,076	262		23,338
Asset-Backed Securities						0	9,306	5,261		14,567
Sovereign Issues						0	3,224	0		3,224
Common Stocks
Communication Services						103	0	0		103
Consumer Discretionary						514	0	0		514
Energy						4	2	16		22
Industrials						0	0	113		113
Utilities						52	0	0		52
Warrants
Communication Services						0	258	0		258
Industrials						0	0	20		20
Preferred Securities
Banking & Finance						0	940	0		940
Industrials						0	23	1,267		1,290
Short-Term Instruments

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2020 (Unaudited)

Repurchase Agreements	0	10,947	0	10,947
Argentina Treasury Bills	0	171	0	171
U.S. Treasury Bills	0	13,749	0	13,749
Total Investments	$673	$131,275	$9,968	$141,916
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	515	204	0	719
Over the counter	0	1,297	0	1,297
$515	$1,501	$0	$2,016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,433)	(270)	0	(3,703)
Over the counter	0	(8,005)	0	(8,005)
$(3,433)	$(8,275)	$0	$(11,708)
Total Financial Derivative Instruments	$(2,918)	$(6,774)	$0	$(9,692)
Totals	$(2,245)	$124,501	$9,968	$132,224

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:
Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,293	$4,033	$(4,805)	$33	$(860)	$614	$664	$(257)	$1,715	$(109)
Corporate Bonds & Notes
Banking & Finance	1,136	0	0	0	0	106	0	0	1,242	106
Industrials	0	104	0	1	0	(33)	0	0	72	(33)
Non-Agency Mortgage-Backed Securities	316	0	(55)	2	26	(27)	0	0	262	(27)
Asset-Backed Securities	8,335	0	(742)	6	65	(2,388)	0	(15)	5,261	(2,442)
Common Stocks
Energy	187	36	(68)	0	10	(144)	0	(5)	16	(19)
Industrials	220	0	0	0	0	(107)	0	0	113	(107)
Warrants
Industrials	143	0	0	0	0	(123)	0	0	20	(123)
Preferred Securities
Industrials	2,827	267	0	0	0	(1,827)	0	0	1,267	(1,827)
Totals	$15,457	$4,440	$(5,670)	$42	$(759)	$(3,929)	$664	$(277)	$9,968	$(4,581)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5	Other Valuation Techniques(2)	—	—	—
1,710	Third Party Vendor	Broker Quote	63.000 - 100.250	81.990
Corporate Bonds & Notes
Banking & Finance	1,242	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Industrials	72	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	262	Proxy Pricing	Base Price	1.500 - 99.500	93.707
Asset-Backed Securities	332	Other Valuation Techniques(2)	—	—	—
4,929	Proxy Pricing	Base Price	78.490 - 72,245.980	28,754.228
Common Stocks
Energy	16	Other Valuation Techniques(2)	—	—	—
Industrials	113	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	20	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	1,267	Fundamental Valuation	Company Equity Value	$328,700,000	—
Total	$9,968
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

March 31, 2020 (Unaudited)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London
CSG	Credit Suisse AG Cayman	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	TRY	Turkish New Lira
CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index
ARLLMONP	Argentina Blended Policy Rate	NDDUEAFE	MSCI EAFE Index	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation

Information Classification: Limited Access